                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 13, 2003
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                        ASSET BACKED FUNDING CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                  333-90830                 75-2533468
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(State or Other Jurisdiction       (Commission             (I.R.S. Employer
     of Incorporation)             File Number)           Identification No.)

214 North Tryon Street, Charlotte, North Carolina                   28255
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code  (704) 386-2400
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          (Former Name or Former Address, if Change Since Last Report:)

Item 5.   Other Events

     On or about March 27, 2003, the Registrant will cause the issuance and sale of its Asset Backed Certificates, Series 2003-WF1, consisting of Class A-1, Class A-2 (the "Senior Certificates"), Class M-1, Class M-2, Class M-3 and Class M-4 (the "Mezzanine Certificates") (the Senior Certificates, collectively with the Mezzanine Certificates, are referred to herein as the "Offered Certificates") pursuant to a Pooling and Servicing Agreement dated as of March 1, 2003, among the Registrant, as depositor, Wells Fargo Home Mortgage, Inc., as originator and servicer, Wells Fargo Bank Minnesota, National Association, as securities adminstrator and Bank One, N.A., as trustee.

     In connection with the sale of the Offered Certificates, the Registrant has been advised by Banc of America Securities LLC as representative of the underwriters (the "Lead Underwriter"), that the Lead Underwriter has furnished to prospective investors Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation), Collateral Term Sheets and Structural Term Sheets (as each are defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association), prepared by Banc of America Securities LLC, which are hereby filed pursuant to such letters (collectively, the "Filed Documents").

     The Filed Documents have been provided to the Registrant by the Lead Underwriter. The information in the Filed Documents is preliminary and may be superseded by the final Prospectus Supplement relating to the Offered Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

     The Computational Materials were prepared by the Lead Underwriter, based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios.

     In addition, the actual characteristics and performance of the mortgage loans underlying the Offered Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Offered Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Offered Certificates.

Item 7.   Financial Statements and Exhibits

     (c)  Exhibits

          99.1 Computational Materials, Structural Term Sheets and Collateral Term Sheets prepared by Banc of America Securities LLC in connection with ABFC Asset-Backed Certificates, Series 2003-WF1


                            Signature page to follow

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      ASSET BACKED FUNDING
                                      CORPORATION

                                      By: /s/ Kirk B. Meyers
                                          --------------------------
                                      Name:  Kirk B. Meyers
                                      Title: Vice President



Date:  March 13, 2003

                        ASSET BACKED FUNDING CORPORATION

                                  EXHIBIT INDEX


Exhibit No.    Exhibit Description                               Paper (P) or
-----------    -------------------                               ------------
                                                                Electronic (E)
                                                                --------------
99.1           Computational Materials, Structural                    E
               Term Sheets and Collateral Term Sheets
               prepared by Banc of America Securities
               LLC in connection with ABFC Asset-Backed
               Certificates, Series 2003-WF1.